UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

to

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2009

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

NORTH CAROLINA	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NC	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 225-8444

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Registrant’s current report on Form 8-K is being filed solely for the purpose of filing the Registrant’s press release regarding its results of operations for the quarter and the fiscal year ended December 31, 2008 and its current report pertaining thereto as soliciting material pursuant to Rule 425 under the Securities Act of 1933. The Registrant is not amending or restating its results of operations for the quarter and the fiscal year ended December 31, 2008 originally furnished on February 18, 2009.

Item 2.02	Results of Operations and Financial Condition.

On February 11, 2009, American Community Bancshares, Inc. (“the Registrant”) announced financial results for the fourth quarter and year ended December 31, 2008. For the fourth quarter of 2008, the Registrant reported unaudited losses of $934,000 or diluted losses per share of $0.14. Unaudited losses for the year ended December 31, 2008 were $2.7 million or diluted losses per share of $0.41. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the fourth quarter and year ended December 31, 2008, including a table of selected financial information, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The information set forth under Item 2.02 is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 11, 2009 regarding the Registrant’s results of operations for the fourth quarter and year ended December 31, 2008

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such times, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused amendment No. 1 to this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton
President and Chief Executive Officer

Dated: February 24, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 11, 2009 regarding the Registrant’s results of operations for the fourth quarter and year ended December 31, 2008